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                       RESCISSION AGREEMENT, DATED JULY 1, 1995




                                 RECISSION AGREEMENT


    This Recission Agreement (the "Agreement") is entered into as of this 1st day of July 1995 by and between Commercial Labor Management, Inc., a Nevada corporation, formerly known as XL Corp. (the "Company"), and Commercial Labor Management, Ltd., a California limited liability company (the "Acquiree"), and Edward L. Torres, an individual (the "Shareholder"), with respect to the following facts:

                                       RECITALS


A. The Company and the Acquiree entered into an Agreement and Plan of Reorganization, dated March 21, 1995, pursuant to which the Company acquired 100% of the issued and outstanding stock of the Acquiree in exchange for the issuance of a total of 1,928,330 shares (the "Shares") of the Company's stock to the shareholder (the "Shareholder") of the Acquiree (the "Transaction").

B. The Company and the Acquiree wish to rescind the Transaction because the Company does not believe that it received adequate consideration for the Shares issued by it to the Shareholder.

C. The Shareholder acknowledges the validity of the Company's concerns and is willing to rescind the Transaction by returning the Shares to the Company in exchange for a return by the Company to the Shareholder of 100% of the total issued and outstanding stock of the Acquiree.

    NOW, THEREFORE, in consideration of the mutual agreements herein and in light of the recitals stated above, the parties hereto agree as follows:

1.  RECISSION OF ACQUISITION

    In order to rescind the Transaction and restore the ownership of the Acquiree and the Shares as such ownership was prior to the effective date of the Agreement and Plan of Reorganization, dated March 21, 1995, by and between the Company and the Acquiree, and in consideration for the mutual tender of shares, the Shareholder hereby tenders 1,928,330 Shares (subject to adjustment for subsequent stock splits or reverse splits) to the Company for redemption and cancellation, and the Company hereby tenders 5,000,000 shares of the common stock and 2,000,000 shares of the preferred stock which it owns in the Acquiree, which is 100% of the total issued and outstanding stock of the Acquiree, to Edward L. Torres. The effective date of the recission of the Transaction and the mutual tender of shares is July 1, 1995.

2.  NOTICE

    Notice will deemed to be given by one party to the other parties of this Assignment upon personal delivery by messenger, air courier, express mail or certified registered mail, return

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receipt requested, or upon facsimile or telegram, or three days after mailing by first class mail by the party giving the notice, addressed to the parties as follows, or to any other address or facsimile numbers provided to the parties in writing in accordance with this Assignment by the party making the change:

    If to the Company:       Commercial Labor Management, Inc.
                             967 Scottland Drive
                             Mount Pleasant, South Carolina 29464

                             Attention: Mark French, President

    If to Acquiree:          Commercial Labor Management, Ltd.
                             13033 East Penn Street
                             Whittier California 90602

                             Attention: Edward L. Torres, President


    If to Shareholder:       The address of the Shareholder as listed
                             below the Shareholder's signature to this Agreement.

3.  INJUNCTIVE RELIEF

    3.1  DAMAGES INADEQUATE

         Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    3.2  INJUNCTIVE RELIEF

         It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge as a defense that there is an adequate remedy at law.

4.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

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5.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

6.  ATTORNEY'S FEES

    In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorney's fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgement costs.

7.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

8.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California, and venue for any action hereunder shall be in the appropriate forum in the County of Los Angeles, State of California.

9.  SEVERABILITY

    The provisions of this Agreement are meant to be enforced severally so that the determination that one or more provisions are enforceable or invalid shall not affect or render invalid any other provision of this Agreement, and such other provisions shall continue to be in full forced in accordance with their terms.

10. RIGHTS CUMULATIVE

    All rights and remedies under this Agreement are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance of performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

11. CAPTIONS

    The paragraph and other headings contained in this Agreement are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

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12. LEGAL HOLIDAYS

    In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a business day in Los Angeles, California, such action, delivery or payment need not be made on that date, but may be made on the next succeeding business day.

13. COUNTERPARTS

    This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

14. PARTIES

    This Agreement shall inure solely to the benefit of and shall be binding upon the parties hereto and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision contained herein.

15. AUTHORITY

    All signatories to this Agreement do hereby declare that they have the authority to execute this Agreement on behalf of the parties to this Agreement.

COMPANY:           COMMERCIAL LABOR MANAGEMENT, INC.


                   By  /s/ Mark French
                     -----------------------------------------------------------
                      Mark French, President


ACQUIREE:          COMMERCIAL LABOR MANAGEMENT, LTD.


                   By  /s/ Edward L. Torres
                     -----------------------------------------------------------
                       Edward L. Torres, President


SHAREHOLDER:           /s/ Edward L. Torres
                     -----------------------------------------------------------
                       Edward L. Torres

                       208 Mira Mar Avenue, Suite One
                     -----------------------------------------------------------
                       Street Address

                       Long Beach, California 90803
                     -----------------------------------------------------------
                       City, State and Zip Code

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